UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE

On March 15, 2018, Toys “R” Us, Inc. (the “Company”) is providing as attachments to this report (i) certain cleansing materials previously shared with third parties regarding the business of the Company and its subsidiaries (the “Cleansing Material”) and (ii) certain consolidated operating results and balance sheet items regarding the business of TRU Taj LLC, an indirect subsidiary of the Company (“TRU Taj”), and its subsidiaries in accordance with Section 4.03(c)(1) of the indenture (the “Schedule D Information”), dated as of September 22, 2017, by and among TRU Taj, as issuer, TRU Taj Finance, Inc., as the co-issuer, the Company, as a parent guarantor, the additional guarantors party thereto, and Wilmington Fund Savings Society, FSB, as trustee and collateral trustee, and as amended from time to time. These materials are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein. The Company cautions the reader that the information in the Cleansing Material is being provided subject to a forward-looking statements disclaimer provided therein.

ITEM 8.01.	OTHER ITEMS

On March 15, 2018, as part of the overall restructuring plan of the Company, the Company issued a press release announcing store closures and the winding down of operations in Toys Delaware (as defined below) and potential insolvency proceedings of certain subsidiaries of TRU Taj. A copy of the press release is filed as Exhibit 99.3 and is incorporated herein by reference. On March 14, the Company filed a motion with the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the “Court”) seeking authority to (i) close all 744 of its remaining retail stores in the United States, shut down its distribution centers and discontinue and wind-down all operations through its Delaware subsidiaries (“Toys Delaware”) and (ii) appoint a group of liquidators to oversee the liquidation and wind-down process. Toys Delaware intends to begin conducting store closing liquidation sales and implementing store closures as soon as possible, in each case, with the consent of the Court. Additionally, the Cleansing Material incorporated by reference into this report includes certain draft term sheets contemplating a plan of reorganization for the Company and the obligors under the Prepetition Notes (as defined below).

Separately, and in parallel with the Toys Delaware related events described above, the Company will seek to obtain approval of an additional $60 million of funding from its lenders, which will be funded from the escrow account to a bank account of TRU Taj upon court approval (the “TRU Taj Financing”). The funds will be available for two purposes: (i) vendor support; and (ii) working capital, subject to compliance with the terms of the additional funding, the indenture governing TRU Taj’s 11% senior secured ABL DIP notes (the “DIP Notes) and its 12% senior secured notes due 2021 (the “Prepetition Notes”). In connection with the TRU Taj Financing, TRU Taj also received waivers from its lenders relating to any potential insolvency proceedings of its affiliates in Australia, France, Netherlands, Poland, Portugal and Spain and the actual bankruptcy filing of its affiliates in the United Kingdom.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K, including the Cleansing Material incorporated by reference herein, may contain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such disclosures are intended to be covered by the safe harbors created thereby.

All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. Forward looking statement are included in this report and the Cleansing Material, including projections relating to cash flow forecasts, business plans and budgets, along with information relating to the TRU Taj financing, the bankruptcy proceedings in Australia, France, Portugal and Spain, the proposals relating to the plan of reorganization of the Company and TRU Taj, closure of the Toys Delaware stores and the winding down of operations of Toys Delaware. These statements are subject to risks, uncertainties and other factors, including risks, uncertainties and factors set forth under Item 1A entitled “Risk Factors” of our Quarterly Report on Form 10-Q for the quarterly period ended October 28, 2017 and in our other reports and documents filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included or incorporated by reference in this report. We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. The Company also cautions you that the projections included in the Cleansing Material speak only as of the date on which such projections were made and do not speak as of the date that the Cleansing Materials is provided pursuant to this report. Neither the Company, its directors, officers or advisors undertakes any obligation to update this information.

Item 9.01. EXHIBITS.

(d) Exhibits

Number	Description

99.1	Cleansing Materials.

99.2	Schedule D Information.

99.3	Press release dated March 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.

(Registrant)

Date: March 15, 2018

By:	/s/ Michael J. Short
Name:	Michael J. Short
Title:	Executive Vice President - Chief Financial Officer